Exhibit 99.1

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Gene Editing: A Next Generation Target Validation and Functional Genomics Technology

Al Renzi, Vice President of Corporate Development

March 23, 2004

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Forward Looking Statements

The statements in this presentation that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions as of the date of this presentation, based on currently available information. Forward-looking statements can be identified by the use of words such as “believes,” “intends,” “estimates,” “may,” “will,” “should,” “anticipated,” “expected” or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including those factors identified under the captions “Risk Factors,” “Special Note Regarding Forward Looking Statements” or “Cautionary Note Regarding Forward Looking Statements” in the Company’s documents filed from time to time with the SEC, including the Company’s Current Report on Form 8-K/A, dated February 11, 2004, and its Annual Report on Form 10-K for the year ending December 31, 2003 filed with the SEC on March 11, 2004.  Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

For further information, please contact L. Robert Cohen, Vice President, Investor Relations of NaPro BioTherapeutics, Inc., +1-212-218-8715.

Pre-Clinical Development Pipeline

Oncology Products	Potential Indications

• NBT-287	Breast Cancer Small Cell Lung Cancer Pancreatic Cancer Ovarian Cancer Neuroblastoma

• NBT-273	Breast Cancer Multiple Myeloma Pancreatic Cancer Squamous Cell Carcinomas

• BBN Taxane	Small Cell Lung Cancer Prostate Cancer Pancreatic Cancer Gastrointestinal Cancers

• HN-1 Taxane	Head and Neck Cancer Non-Small Cell Lung Cancer Squamous Cell Carcinomas

Gene Editing Products	Indications

• Oligo/Cell Therapy	Sickle Cell Disease
• Oligo Therapy	Huntington’s Disease

Strategy

To establish NaPro’s Gene Editing Technology as the platform of choice for………….

•             Therapeutic treatment of genetic disorders

•             Gene function analysis model systems as it relates to target validation and drug discovery

•             Development of molecular diagnostic tools for determination of existence, predisposition, and progression of disease states characterized by distinct sets of genetic mutations (SNPs & Haplotypes)

Gene Editing Single Strand
Oligodeoxynucleotide (ssODN)

A synthetic oligodeoxynucleotide polymer with a modified backbone

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• Easily synthesized
• Nuclease resistant
• Enzymatically active—repair competent
• Directs inheritable single nucleotide changes
• Non-integrating like homologous recombination
• Follows antisense therapy ADME routes

The Process of “Gene Editing”

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• Modified ssODN vectors are designed to be mismatched with a target sequence

• The vector pairs with complimentary sequences to create a D-loop intermediate. The mismatch between the vector and target DNA creates a bulge that is recognized by the cell’s repair mechanism

• The vector directs the repair of the mismatched target

• A second repair event resolves the resulting mismatched complementary strand

Functional Genomic Technology Comparison

Feature	Gene Editing	RNAi	Homologous Recombination	Transgenics

Creation of Single Nucleotide Variants	☒	☐	☐	☐

Knock Out Capability	☒	☐	☒	☐

Knock Down Capability	☒	☒	☐	☐

Up Regulation Capability	☒	☐	☐	☒

Permanent Alteration	☒	☐	☒	☒

Foreign DNA Integration	☐	☒	☒	☒

Advantages of Gene Editing over Viral Gene Therapy

FEATURE	BENEFIT

PRECISION	Single base pair change

SPECIFICITY	No random integration of foreign DNA

INTEGRITY	Maintain genetic context

STABILITY	Permanent expression alteration

IMMUNOGENICITY	No viral antigens

BROAD APPLICABILITY	Applicable to many diseased tissues

Gene Editing for Functional Genomics and Target Validation in Mammals

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1. ssMOV is delivered to the target cell and enters nucleus

2. Pairs with homologous gene target, invades DNA and converts desired base

3. Cell exhibits a phenotypic change and can be used in functional analysis for target validation, disease models and drug screening

Mammalian Gene Editing: Our Test System

•                  A mutant eGFP gene, containing a single nonsense codon, was integrated into several cell lines (1-2 copies per genome)

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mt	eGFP	5’-TGACCTAGGGCGTGC-3’

wt	eGFP	5’-TGACCTACGGCGTGC-3’

•                  Cells integrated with a wt eGFP construct exhibit green fluorescence phenotype while cells integrated with the mt eGFP do not

wt	[GRAPHIC]	[GRAPHIC]	mt

eGFP Conversion Detected by FACS

•                  Gene Editing ssODNs can restore the green fluorescence phenotype by correcting the nonsense mutation in eGFP which can be detected by microscopy or FACS

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48 hrs. Post Transfection cells are harvested, treated with PI and assayed by FACS

Chromosomal Correction in Mammalian Cells

Histograms generated from flow cytometric analysis for 2 mt eGFP integrated cell clones after 1 treatment with ssODN

Condition 1

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Quadrant	%Total
Dead, Uncorrected	4.45
Dead, Corrected	0.12
Alive, Uncorrected	94.19
Alive, Corrected	1.24

Condition 2

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Quadrant	%Total
Dead, Uncorrected	22.53
Dead, Corrected	2.09
Alive, Uncorrected	70.57
Alive, Corrected	4.81

Condition 3

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Quadrant	%Total
Dead, Uncorrected	5.12
Dead, Corrected	0.74
Alive, Uncorrected	83.74
Alive, Corrected	10.41

Potential Therapeutic Applications

	Hematology	Sickle Cell Disease Beta-Thalassemia Hemophilia B

	Neurological	Huntington Chorea Familial Amyloidotic Polyneuropathy (FAP)

Gene Editing Therapeutics	Metabolic	Pompe’s Disease Fabry’s disease Criggler-Najjar Type Renal Tubular Acidosis Tyrosinemia

	Musculoskeletal	Muscular Dystrophy Hypophosphatasia

	Cardiovascular	Hypercholesterolemia

Correction of Pompe Mutation in Human
α-D-Glucosidase Gene

•                  Strategy: to correct the mutation responsible for Pompe’s Disease using ssODNs in primary human fibroblasts

•                  Gene Editing ssODNs are designed to correct and restore α-D-glucosidase activity by replacing a single nucleotide

1935C

mt α-D-glucosidase gene sequence of Pompe patient	- - - - - - GGGGCCGAAGTCTGC - - - - - - -

Sense mutagenic ssODNs	5’-ggtCGGGGCCGACGTCTGCGGCTTCttc-3’
5’-cctCTGGTCGGGGCCGACGTCTGCGGCTTCTTCCTggg-3’

Antisense mutagenic ssODNs	5’-gaaGCCGCAGACGTCGGCCCCGacc-3’
5’-cccAGGAAGCCGCAGACGTCGGCCCCGACCAGagg-3’

*I-L Lu et. al. Gene Therapy (2003)10:1910-1916

Correction of Human Pompe Mutation and α-D-glucosidase Activity

•                  Restoration of wt α-D-glucosidase expression and activity after 3 repeat treatments with ssODN

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cDNA generated from Pompe patient indicates gene correction on the nucleic acid level.

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Increased Enzymatic α-D-glucosidase activity corresponds to gene correction levels

*I-L Lu et. al. Gene Therapy (2003)10:1910-1916

In Vivo Creation of Pompe Phenotype in Mouse Liver

•                  Strategy: to create a phenotypic mouse model of Pompe’s Disease using ssODNs

•                  Gene Editing ssMOVs are designed to functionally knock out α-D-glucosidase activity by replacing a single nucleotide

2063 T

Murine WT α-D-glucosidase	-----ATCTGCGGCTTCATAGGAGACACGTCAGAA-----

Sense mutagenic ssODN	5’-agaTCTGCGGCTTCATATGAGACAGGTCAGAAgag-3’

Antisense mutagenic ssODN	5’-ctcTTCTGACGTGTCTCATATGAAGCCGCAGAtct-3’

•                  BALB/c mice were dosed with 115µg ssODN once every other day for 6 days

•                  Animals were sacrificed two weeks after last dose

*I-L Lu et. al. Gene Therapy (2003)10:1910-1916

Confirmation of Targeted α-D-glucosidase Alteration in Mice

Allele-specific PCR detects the targeted change in mRNA derived from mouse liver and kidney tissues

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*I-L Lu et. al. Gene Therapy (2003)10:1910-1916

Phenotypic Confirmation of Glycogen Accumulation (Pompe Phenotype)

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*I-L Lu et. al. Gene Therapy (2003)10:1910-1916

Sickle Cell Anemia Therapeutic Strategy

•                  Repair Target:

•                  T to A correction in the 6th codon of the b-globin gene

•                  Target cells:

•                  Autologous Human Progenitor/Stem Cells

•                  Treatment:

•                  Ex-vivo transfection of cells with ssDNA and re-introduction to patient

•                  Result:

•                  Production of normal hemoglobin from repaired gene with patient’s own cells

Sickle Cell AutologousTreatment

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Gene Editing Summary

•                  Gene editing platform can be leveraged across a broad range of disease areas and in target validation

•                  Gene editing may be a useful tool in conjunction with RNAi to knock out genes of interest

•                  Gene editing also provides the opportunity to up-regulate or down regulate a gene, offering a broader suite of  opportunities for research and target validation

•                  Established publication base

•                  Comprehensive IP portfolio & strategy

A life science company focused on the development of therapies for the treatment of cancer and hereditary disease

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